UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 18th Ave South Ste. 200 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Amendment to Advisory Agreement

On December 17, 2024, Sterling Real Estate Trust (the “Company”) adopted its Fourteenth Amended and Restated Advisory Agreement with Sterling Management, LLC, the Company’s Advisor (the “Advisor”). The Fourteenth Amended and Restated Advisory Agreement, effective as of January 1, 2025 (as amended, the “Advisory Agreement”), extends the term of the agreement for an additional year and includes terms and conditions that are substantially the same as the previous agreement.

The description herein of the Fourteenth Amended and Restated Advisory Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Fourteenth Amended and Restated Advisory Agreement filed as Exhibit 10.1 hereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2024, the Company’s Board of Trustees appointed Elizabeth A. Reich, 58, as the Company’s Chief Financial Officer and Treasurer. Ms. Reich will also serve as the Company’s Principal Financial Officer. Prior to joining the Company, Ms. Reich spent 24 years with True North Steel, serving as the Chief Financial Officer.  During her tenure, she played a pivotal role in multiple company acquisitions contributing to a near threefold increase in revenues over ten years and expanding the team by over seventy percent. Ms. Reich brings over 30 years of expertise in manufacturing and construction industries, where she successfully led finance, technology, and human resource teams.  Her career includes key roles in finance teams at several major organizations in the Fargo-Moorhead area, including American Crystal Sugar, Phoenix International, and True North Steel.  Ms. Reich received her Bachelor of Accountancy and Computer Information System degrees from Minnesota State University Moorhead.

The Company is an externally managed REIT and has retained the Advisor to manage its day-to-day affairs pursuant to the terms of the Advisory Agreement. Ms. Reich will be employed and compensated for her service to the Company by the Advisor. She will not be compensated under any plans maintained by the Company.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Reich and any of the Company’s directors or executive officers. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Reich and the Company that would be required to be reported.

Item 7.01 Regulation FD Disclosure

Share and Unit Price Increase

The Board of Trustees approved an increase in the common share price from $23.00 per share to $24.00 per share effective January 1, 2025.

The Board of Trustees approved an annual dividend yield of 5.00% per share, effective January 1, 2025.

The Board of Trustees, acting as general partner of Sterling Properties, LLLP, also approved an increase in the limited liability limited partnership unit price from $23.00 per unit to $24.00 per unit effective January 1, 2025.

In connection with the above changes, the Board of Trustees also approved an increase in the share and unit redemption price effective January 1, 2023, to $22.80 per share or unit, respectively.

In determining the fair value of the shares and limited partnership units, the Board relied upon their experience with, and knowledge about, the Trust’s real estate portfolio and debt obligations.  The Board typically determines the share price on an annual basis. The trustees determine the price in their discretion and use data points to guide their determination which is typically based on a consensus of opinion. In addition, the Board considers how the price chosen will affect existing share and unit values, redemption prices, dividend coverage ratios, yield percentages, dividend reinvestment factors, and future UPREIT transactions, among other considerations and information.

Determination of price is a matter within the Board’s sole discretion. The Trust does not determine price based on any rote formula or specific factors. At this time, no shares are held in street name accounts and the Trust is not subject to FINRA’s specific pricing requirements set out in Rule 2340 or otherwise. Thus, the Trust does not employ any specific valuation methodology or formula. Rather, the Board looks to available data and information, which is often adjusted and weighted to comport more closely with the assets held by the Trust at the time of valuation. The principal valuation methodology utilized is the NAV calculation method. The information made available to the Board is assembled by the Trust’s Advisor.

As with any valuation methodology, the methodologies utilized by the Board in reaching an estimate of the value of the shares and limited partnership units are based upon a number of estimates, assumptions, judgments or opinions that may, or may not, prove to be correct.  The use of different estimates, assumptions, judgments, or opinions would likely have resulted in significantly different estimates of the value of the shares and limited partnership units.  In addition, the Board’s estimate of share and limited partnership unit value is not based on the book values of our real estate, as determined by GAAP, as our book value for most real estate is based on the amortized cost of the property, subject to certain adjustments.

Furthermore, in reaching an estimate of the value of the shares and limited partnership units, the Board applied a liquidity discount of 25% to one valuation scenario in order to reflect the fact that the shares and limited partnership units are not currently traded on a national securities exchange; a discount for debt that may include a prepayment obligation or a provision precluding assumption of the debt by a third party; or the costs that are likely to be incurred in connection with an appropriate exit strategy, whether that strategy might be a listing of the limited partnership units or common shares on a national securities exchange or a merger or sale of our portfolio.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title
10.1	Fourteenth Amended and Restated Advisory Agreement, effective January 1, 2025
104	Cover Page Interactive Data File, (Formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: December 19, 2024
	By:	/s/ Megan E. Schreiner
Name: Megan E. Schreiner
Title: President